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                                                                    Exhibit 4.2

                                 AMSURG CORP

                      [CLASS B COMMON STOCK CERTIFICATE]
      CLASS B                                                   CLASS B
    COMMON STOCK                                              COMMON STOCK



INCORPORATED UNDER                                          SEE REVERSE FOR
 THE LAWS OF THE                                          CERTAIN DEFINITIONS
STATE OF TENNESSEE
                                                           CUSIP 03232P 20 7



THIS CERTIFIES THAT








IS THE OWNER OF


        Fully paid and non-assessable shares of the Class B Common Stock, no par value, of AmSurg Corp transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.


Dated:

      /s/ Claire M. Gulmi                        /s/ Ken P. McDonald
            Secretary                               President and Chief
                                                     Executive Officer
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                                 AMSURG CORP

     The shares represented by this certificate shall automatically convert into an equal number of shares of Class A common stock, no par value, upon any sale, assignment or gift or other disposition or transfer other than: (1) a pledge or hypothecation or other granting of an interest in the shares as security for a loan so long as the shareholder retains ownership of the shares or (2) a transfer to or from street name or a change in street name if in each such case beneficial ownership of the shares subject to transfer remains the same.

     The Company will furnish the shareholder information regarding the designations, relative rights, preferences, and limitations applicable to each class and series and the variations in rights, preferences, and limitations for each class and series of stock issued by the Company (and the authority of the board of directors to determine variations for future classes or series) upon request in writing and without charge.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they are written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -- ____________________ Custodian _______________________
                                  (Cust)                          (Minor)
                          under Uniform Gifts to Minors Act

                          ______________________________________________________
                                                (State)


   Additional abbreviations may also be used though not in the above list.


       For value received, __________________________________ hereby sell, assign and transfer unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE

       ___________________________________________


       _________________________________________________________________________
       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

       _________________________________________________________________________

       _________________________________________________________________________

       __________________________________________________________________ Shares

       of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

       _____________________________________________________________ Attorney to
       transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

       Dated ___________________________________




                                    ____________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                    OR ANY CHANGE WHATEVER.




SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITUTION (BANK, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15.